                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                        EXABYTE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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
[LOGO]

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on April 28, 2000

Dear Exabyte Stockholder,

    It is my pleasure to invite you to Exabyte's 2000 Annual Meeting of Stockholders.

    We will hold the meeting on Friday April 28, 2000 9:00 am (Mountain Standard
Time), at Exabyte's Corporate Headquarters, located at 1685 38(th) Street, Boulder, Colorado. At our Annual Meeting we will ask you to:

    1.  Elect one director to hold office until the 2003 Annual Meeting;

    2. Approve Exabyte's Employee Stock Purchase Plan, as amended, to increase the number of shares authorized for issuance by 500,000 shares;

    3. Ratify the Board's selection of PricewaterhouseCoopers LLP as our independent accountants for fiscal 2000; and

    4.  Conduct any other business properly presented at the meeting.

    The accompanying Proxy Statement describes these items in greater detail.

    If you were a stockholder at the close of business on March 1, 2000 you are entitled to notice of and you may vote at this meeting.

    Whether or not you plan to attend Exabyte's Annual Meeting, we ask that you submit your proxy as soon as possible so that your shares can be voted at this meeting. You may vote by any of the following methods:

    -   By granting your proxy over the Internet;

    -   By granting your proxy by telephone;

    -   By mailing a traditional proxy card; or

    - By voting in person. Submitting your proxy will NOT prevent you from voting in person.

    Please review the instructions on the enclosed proxy card and in the Proxy Statement regarding each of the above voting options. At the meeting we will also report on Exabyte's 1999 business results and other matters of interest to stockholders.

                                                  By order of the Board of
                                                  Directors

                                                  [SIGNATURE]

                                                  Stephen F. Smith
                                                  CORPORATE SECRETARY

Boulder, Colorado
March 13, 2000

                              EXABYTE CORPORATION
                                 -------------

                                PROXY STATEMENT
                                 -------------

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                              --------
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING PROCEDURES..........      3
        Why Did You Send Me This Proxy Statement?...........................      3
        How Many Votes Do I Have?...........................................      3
        What Vote Is Required to Hold a Valid Meeting and to Approve Each
          Proposal?.........................................................      3
        How Do I Vote by Granting a Proxy?..................................      3
        How Do I Direct My Vote if My Shares Are Held in a Brokerage Account
          or by a Bank or Other Nominee?....................................      4
        What Is the Purpose of the Telephone and Internet Procedures?.......      4
        Are There Any Additional Costs if I Grant My Proxy by Telephone or
          Over the
          Internet?.........................................................      4
        How Will My Shares Be Voted if I Grant My Proxy?....................      4
        May I Revoke My Proxy?..............................................      5
        Can I Still Vote in Person if I Have Already Granted My Proxy?......      5
        Who Pays the Costs of Soliciting These Proxies?.....................      5
        What Is the Deadline for Receipt of Stockholder Proposals and
          Nominations for Directors for Next Year's Annual Meeting?.........      5
        How Do I Obtain an Annual Report on Form 10-K?......................      5
PROPOSAL 1: ELECTION OF DIRECTORS...........................................      6
        General.............................................................      6
        Board Committees and Meetings.......................................      6
        Nominee for Election for a Three-Year Term..........................      7
        Directors Continuing in Office Until the 2001 Annual Meeting........      7
        Directors Continuing in Office Until the 2002 Annual Meeting........      8
PROPOSAL 2: APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED............      9
        GENERAL INFORMATION ABOUT THE EMPLOYEE STOCK PURCHASE PLAN, AS
          AMENDED...........................................................     10
                What Is the Purpose of Exabyte's Employee Stock Purchase
                  Plan?.....................................................     10
                Who Administers the Plan?...................................     10
                How Is the Plan Implemented?................................     10
                How Long Are Offering Periods?..............................     10
                Who Is Eligible to Purchase Stock Under the Plan?...........     10
                Are There Limitations on an Employee's Eligibility to
                  Participate in the Plan?..................................     10
                How Many Shares Are Subject to the Plan?....................     10
                How Do Employees Participate in the Plan?...................     11
                How Much Can an Employee Deduct From Earnings for the
                  Purchase of Stock Under the Plan?.........................     11
                How Is the Purchase Price Per Share Determined Under the
                  Plan?.....................................................     11

                                                                                PAGE
                                                                              --------
                How Do Payroll Deductions Work?.............................     11
                Can Participants Change Their Deductions During an
                  Offering?.................................................     11
                Is There a Limit on the Number of Shares a Participant Can
                  Purchase Under the Plan?..................................     11
                What Happens if the Number of Shares to Be Purchased Exceeds
                  the Maximum Number Allowed Under the Offering?............     11
                How Does a Participant Purchase Stock?......................     11
                How Does a Participant Withdraw From an Offering?...........     12
                If a Participant Withdraws From an Offering, Are His Payroll
                  Deductions Returned?......................................     12
                How Soon Is an Employee Eligible to Participate After
                  Withdrawing From an Offering?.............................     12
                How Does an Employee's Termination From Exabyte Affect His
                  Participation and Eligibility Under the Plan?.............     12
                Can an Employee Transfer His Right to Purchase Stock Under
                  the Plan?.................................................     12
                What Happens to the Plan if There Is a Change in Exabyte's
                  Stock?....................................................     12
                How Is the Plan Affected by a Dissolution, Liquidation,
                  Specified Merger, or Any Other Capital Reorganization
                  Where More Than 50% of Exabyte's Stock Is Exchanged?......     12
                When Does the Plan Expire?..................................     12
                How Often Can the Board Amend the Plan?.....................     13
                When Are Stockholders Required to Approve Amendments to the
                  Plan?.....................................................     13
                Are Rights Granted Before an Amendment or Termination of the
                  Plan Subject to That Amendment or Termination?............     13
                What Are the Income Tax Consequences to the Participant for
                  Rights Granted Under the Plan?............................     13
                What Are the Income Tax Consequences of Disposition of Stock
                  Purchased Under the Plan?.................................     13
                What Are the Income Tax Consequences to Exabyte for Rights
                  Granted And Exercised Under the Plan?.....................     14
PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS............     15
COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934........     16
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..............     16
COMPENSATION COMMITTEE REPORT...............................................     18
COMPENSATION OF DIRECTORS...................................................     20
SUMMARY OF COMPENSATION.....................................................     20
OFFICER SEVERANCE PROGRAM...................................................     22
INCENTIVE STOCK PLAN........................................................     22
STOCK OPTION GRANTS.........................................................     22
OPTION EXERCISES AND YEAR-END HOLDINGS......................................     23
PERFORMANCE GRAPH...........................................................     24
OTHER MATTERS...............................................................     25

                           GENERAL INFORMATION ABOUT
                             THE ANNUAL MEETING AND
                               VOTING PROCEDURES

WHY DID YOU SEND ME THIS PROXY STATEMENT?

    We sent you this Proxy Statement and the enclosed proxy card because Exabyte's Board of Directors is soliciting your proxy to vote at the 2000 Annual Meeting of Stockholders. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. However, you do not need to actually attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or grant your proxy by Internet or telephone.

    We intend to send this Proxy Statement, the attached Notice of Annual Meeting, the enclosed proxy card and our 1999 Annual Report on or about
March 13, 2000 to all stockholders of record at the close of business on March 1, 2000. At the close of business on that date, there were 22,935,732 shares of Exabyte common stock outstanding and entitled to vote on each matter to be voted upon at the meeting. Exabyte common stock is our only class of voting stock.

HOW MANY VOTES DO I HAVE?

    Each share of Exabyte common stock that you own entitles you to one vote on each matter to be voted on at the Annual Meeting. The enclosed proxy card indicates the number of shares of Exabyte common stock that you own.

WHAT VOTE IS REQUIRED TO HOLD A VALID MEETING AND TO APPROVE EACH PROPOSAL?

    A quorum is necessary to hold a valid meeting. A quorum is reached when the holders of at least a majority of the outstanding stock are present in person or represented by proxy at the Annual Meeting.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. If you indicate "ABSTAIN" on any proposal when granting your proxy, your shares will still count towards a quorum, but your vote on that proposal will have the same effect as a vote "AGAINST" the proposal. Broker non-votes will also be counted towards a quorum, but otherwise will have no effect on the outcome of the proposal. (Broker non-votes occur when brokers do not vote on some matters because they have not been authorized to vote by the beneficial owners of the shares and do not have discretionary authority to vote on those matters.)

HOW DO I VOTE BY GRANTING A PROXY?

    If you are a stockholder of record, you may direct your vote by granting a proxy. You can grant your proxy by mailing in your completed, signed and dated proxy card. In addition, you can grant your proxy over the Internet or by telephone, as permitted by Delaware law.

    Whether or not you plan to attend the Annual Meeting, we urge you to grant your proxy by Internet or telephone, or by signing, dating and returning the enclosed proxy card.

    Voting by Internet: If you wish to grant your proxy by Internet, you will need to visit our website at http://www.eproxyvote.com/exbt. At this site, enter your 14-digit Control Number (found on your proxy card) where requested, and follow the instructions provided by the website.

    Voting by telephone: To grant your proxy by telephone, call our toll-free number 1-877-PRX-VOTE (1-877-779-8683) or call collect on a touch-tone phone (1-201-536-8073). Enter your 14-digit Control Number (found on your proxy card) when prompted and follow the recorded instructions.

    Voting by mail: To vote by mail, indicate your voting preference(s) on the enclosed proxy card, sign and date the card, and return it in the postage-prepaid (for the United States only) envelope.

HOW DO I DIRECT MY VOTE IF MY SHARES ARE HELD IN A BROKERAGE ACCOUNT OR BY A BANK OR OTHER NOMINEE?

    If you are the beneficial owner of shares held for you in a brokerage account or by a bank or other nominee, you may direct your vote by submitting voting instructions to your broker, bank or nominee, which will grant a proxy in accordance with your instructions. To direct your vote, you should follow the instructions provided on the voting instructions card provided by your broker, bank or nominee.

    A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your broker or bank is participating in that program, you may be able to direct the voting of those shares by telephone, by calling the telephone number shown on the voting form that you receive from your broker or bank, or over the Internet at the voting website of ADP Investor Communications (www.proxyvote.com). If your broker or bank participates in a different program and provides different instructions for directing your vote telephonically or over the Internet, you should follow those instructions instead.

WHAT IS THE PURPOSE OF THE TELEPHONE AND INTERNET PROCEDURES?

    The telephone and Internet procedures are designed to authenticate stockholders' identities, to allow stockholders to give their proxy instructions and to confirm that stockholders' instructions have been properly recorded.

ARE THERE ANY ADDITIONAL COSTS IF I GRANT MY PROXY BY TELEPHONE OR OVER THE
  INTERNET?

    If you grant your proxy over the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that you must bear.

HOW WILL MY SHARES BE VOTED IF I GRANT MY PROXY?

    If you properly fill in your proxy card and send it to us in time to vote, the proxy holders named on your proxy card will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxy holders will vote your shares as recommended by the Board as follows:

    -  "FOR" the election of the nominee for director named in Proposal 1;

    -  "FOR" approval of the Employee Stock Purchase Plan, as amended.

    -  "FOR" approval of independent accountant selection for fiscal 2000, and

    At the time of mailing, we knew of no matters to be presented for consideration at the Annual Meeting, other than those discussed in this Proxy Statement. If any other matter is properly presented, the proxy holders will vote in accordance with their best judgment.

MAY I REVOKE MY PROXY?

    If you grant your proxy, you may revoke it at any time before it is exercised at the Annual Meeting by any one of the following three ways:

    -  filing a written notice of revocation with the Corporate Secretary;

    - filing another executed proxy, which bears a later date, with the Corporate Secretary; or

    - by attending the Annual Meeting and voting in person. Please note that simply attending the Annual Meeting will NOT revoke your proxy.

CAN I STILL VOTE IN PERSON IF I HAVE ALREADY GRANTED MY PROXY?

    If you plan to attend the Annual Meeting and vote in person, we will give you a ballot. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a proxy issued in your name from the broker, bank or nominee indicating that you were the beneficial owner of the shares on March 1, 2000, the record date for voting. Granting your proxy will not affect your right to attend the Annual Meeting and vote in person.

WHO PAYS THE COSTS OF SOLICITING THESE PROXIES?

    Exabyte will pay all costs of soliciting these proxies, including preparing, assembling, printing and mailing the enclosed materials. Our directors and employees may also solicit proxies in person, by telephone or by other electronic means of communication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals. We may reimburse them for expenses.

WHAT IS THE DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTORS FOR NEXT YEAR'S ANNUAL MEETING?

    If you would like to present a proposal for possible inclusion in our proxy statement for the 2001 Annual Meeting of Stockholders, we must receive it no later than NOVEMBER 13, 2000. Similarly, to present director nominations or stockholder proposals at the meeting, you must provide us with advance written notice, as indicated in our By-laws, by NOVEMBER 13, 2000. A copy of our By-laws is available from the Corporate Secretary upon request.

HOW DO I OBTAIN AN ANNUAL REPORT ON FORM 10-K?

    IF YOU WOULD LIKE A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR FISCAL 1999, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, PLEASE WRITE TO:

    EXABYTE CORPORATION
    INVESTOR RELATIONS
    1685 38(TH) STREET
    BOULDER, COLORADO 80301

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

GENERAL

    There are currently seven directors on the Board. The Board is divided into three classes. One class is elected at each annual meeting of stockholders for a three-year term. Any vacancies on the Board (including a vacancy created by an increase in the size of the Board) can be filled by either a majority vote of the stockholders or a majority vote of the remaining directors. Any director elected to fill a vacancy serves for the remainder of the term of the class in which he was elected.

    Directors are elected at the Annual Meeting by the holders of a plurality of the shares present in person or represented by proxy and entitled to vote on the matter, which means that the nominee for director who receives the most affirmative votes will be elected. The proxy holders will vote for the nominee listed below, unless you otherwise direct on your proxy card. If the nominee becomes unavailable for election, the proxy holders will vote for a substitute nominee selected by management. The person nominated for election has agreed to serve if elected. We have no reason to believe that he will not be able to serve.

    There are two directors in the class whose term expires in 2000. One of these directors, Mr. Mark Perry, has decided to retire from the Board at the end of his term. We would like to express our appreciation for his many years of dedicated service to the Board. The other director, Mr. William Marriner, is being nominated for re-election. If elected, the nominee would serve until the 2003 Annual Meeting and until a successor is elected and qualified (or until the director's earlier death, resignation or removal). We are submitting nominations to fill only one of the two positions available in this class, as the Board intends to reduce the number of directors in this class from two to one. You may not vote for more than one nominee.

BOARD COMMITTEES AND MEETINGS

    During fiscal 1999 (ended January 1, 2000), the Board held eight regular meetings (including telephone board meetings). The Board has three standing committees: an Audit Committee, a Compensation Committee and a Stock Option Committee. Each director attended at least 75% of the Board meetings and committee meetings (of those committees on which he served) that were held during his term in fiscal 1999.

    The Audit Committee meets with Exabyte's independent auditors at least once a year to review the results of the annual audit and discuss the financial statements. The Audit Committee recommends to the Board the independent accountants to be retained and considers the auditors' comments on controls, adequacy of staff and management performance, and other audit and financial control procedures. The Audit Committee, which is currently composed of Messrs. Jones, Perry and Sorenson, met three times during fiscal 1999.

    The Compensation Committee determines officer and director compensation (including salaries, incentive compensation and stock options) as well as compensation levels for other employees when necessary, and performs other functions related to compensation that the Board assigns to it. The Compensation Committee, currently composed of Messrs. Johnson, Jones, Perry, Pardun, and Sorenson, met twice during fiscal 1999.

    The Stock Option Committee has the authority to grant options to employees who are not officers or directors. The Stock Option Committee, currently composed of Messrs. Behrendt, Johnson, Jones, Marriner, Pardun, Perry and Sorenson, met five times during fiscal 1999.

    Biographical information for the nominee is provided below, followed by biographical information for each of the remaining directors.

NOMINEE FOR ELECTION FOR A THREE-YEAR TERM (EXPIRING AT THE 2003 ANNUAL MEETING
  OF STOCKHOLDERS)

WILLIAM L. MARRINER

    Mr. William L. Marriner, age 47, joined Exabyte in March 1987 as Vice President of finance and administration and Chief Financial Officer. He was subsequently promoted to Senior Vice President in July 1991 and Executive Vice President in December 1994 and continued to serve as Chief Financial Officer until December 1997. Mr. Marriner was elected acting President and Chief Executive Officer in January 1997, President, Chief Executive Officer and director in July 1997 and Chairman of the Board in January 1998. Prior to joining Exabyte, Mr. Marriner held various positions at Storage Technology Corporation from 1978 to 1987, including Vice President of Pacific and Latin American operations, manager of business planning and administration for international operations and Assistant to the President.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE NOMINEE NAMED ABOVE

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING

PETER D. BEHRENDT

    Mr. Peter D. Behrendt, age 61, joined Exabyte in July 1987 as President, Chief Operating Officer and director. Mr. Behrendt was the Company's Chairman of the Board from January 1992 until January 1998. He served as President until January 1997, Chief Operating Officer until December 1994 and Chief Executive Officer from July 1990 until January 1997. Prior to joining the Company,
Mr. Behrendt held various executive positions during 26 years with IBM, including Director of quality and product assurance for the information systems and communications group and product manager of the electronic typewriter business. Mr. Behrendt was also responsible for product and business planning for IBM's tape and disk offerings. Mr. Behrendt currently serves as a director of Western Digital Corporation and Infocus Systems Corporation, as well as several private companies.

A. LAURENCE JONES

    Mr. A. Laurence Jones, age 47, has served as a director of Exabyte since
May 1998. Mr. Jones has served as President of Messagemedia, Inc., a provider of advanced messaging systems for Internet commerce, since March, 1999. Previously, Mr. Jones was an Operating Affiliate of McCown DeLeeuw and Co., a private equity firm, from January 1998 to February 1999. Mr. Jones served as President and Chief Executive Officer of Neodata Service, Inc., a direct marketing company, from 1993 to 1998. Mr. Jones also served as President and Chief Executive Officer of GovPX, Inc. from 1991 to 1993 and Senior Vice President and Corporate Officer of Automatic Data Processing from 1987 to 1991. Prior to 1987,
Mr. Jones spent 10 years at Wang Laboratories, where he held various technical and managerial positions, including that of Chief Executive Officer of a financial information services division. Mr. Jones also serves as a director of CCI/Triad, a private computer services company.

STEPHEN C. JOHNSON

    Mr. Stephen C. Johnson, age 57, has served as a director of Exabyte since May 1998. He has served as Managing Partner of Slingshot Ventures, a venture investment firm, since August 1999. Prior to that, Mr. Johnson was a founder of Komag, Incorporated, a manufacturer of media for hard disk drives, and served as its President and Chief Executive Officer from September 1983 until
August 1999. Previously, Mr. Johnson was President and Chief Executive Officer of Boschert, Incorporated, a manufacturer of switching power supplies.
Mr. Johnson also serves as a director of Arroyo Optics, Inc. and Smartbasket.com.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2002 ANNUAL MEETING

RALPH Z. SORENSON

    Dr. Ralph Z. Sorenson, age 66, has served as a director of Exabyte since January 1993. Dr. Sorenson is currently a Professor Emeritus at the College of Business and Administration at the University of Colorado at Boulder. From
July 1992 to June 1993, he was Dean of the College of Business and Administration. Dr. Sorenson served as Adjunct Professor of Management at the Harvard Business School from 1989 to 1992, teaching management policy and practice. From 1981 to 1989, Dr. Sorenson was Chairman, President and Chief Executive Officer of Barry Wright Corporation, a diversified industrial company engaged in the design and manufacture of industrial products for improving productivity and integrating filing systems for the office. Prior to 1981, he was President of Babson College in Wellesley, Massachusetts. Dr. Sorenson also serves as a director of Eaton Vance Corporation, Houghton Mifflin Company, Polaroid Corporation and Whole Foods Market Incorporated.

THOMAS E. PARDUN

    Mr. Thomas E. Pardun, age 56, has served as a director of Exabyte since April 1995. Mr. Pardun has been President of MediaOne International (previously U.S. West International, Asia-Pacific, a subsidiary of U.S. West, Inc.), an owner/operator of international properties in cable television, telephone services, and wireless communications companies, since it was spun off from U.S. West, Inc. in June of 1998. Prior, he served as President of U.S. West International, Asia-Pacific, from May 1996 to June 1998. From April 1993 until May 1996, Mr. Pardun was President and Chief Executive Officer of U.S. West Multimedia Communications, Inc., a cable television and multimedia company. Previously, Mr. Pardun was Vice President and General Manager of business and government services at U.S. West Communications from January 1990 to April 1993. He served as Vice President of marketing and planning for U.S. West Communications from June 1988 through December 1989. Mr. Pardun was President of U.S. Sprint's Central Group, Sprint's West Division, and Senior Vice President of business development for Sprint in Kansas City from August 1984 to May 1988. Prior to his association with Sprint, Mr. Pardun held a variety of management positions with IBM Corporation. Mr. Pardun also serves as a director of Western Digital Corporation and the Denver Center for the Performing Arts.

                                   PROPOSAL 2
                              APPROVAL OF EMPLOYEE
                              STOCK PURCHASE PLAN,
                                   AS AMENDED

    Exabyte adopted the Employee Stock Purchase Plan in November 1989. The Plan originally provided for the issuance of up to 500,000 shares of common stock to our employees. In 1996, the Plan was amended to increase the number of shares authorized for issuance under the Plan by an additional 500,000 shares. As of March 1, 2000, 990,883 shares have been issued under the Plan, and only 9,117 shares remain available for future issuance. As a result, on January 17, 2000, the Board approved an amendment to increase the number of shares authorized for issuance to employees by 500,000. This amendment increases the number of shares authorized for issuance under the Plan from an aggregate of 1,000,000 shares to an aggregate of 1,500,000 shares.

    During the last fiscal year, three executive officers participated in the Plan. Messrs. William L. Marriner, Stephen F. Smith and Michael P. Koclanes each purchased 2,000 shares under the Plan at a weighted average price per share of $3.349.

    The affirmative vote of the holders of a majority of the shares present in person at the Annual Meeting or represented by proxy and entitled to vote at the meeting is required to approve the Employee Stock Purchase Plan, as amended. Abstentions are counted toward the tabulation of votes cast for this proposal and will have the same effect as votes against this proposal. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

GENERAL INFORMATION ABOUT THE EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

WHAT IS THE PURPOSE OF EXABYTE'S EMPLOYEE STOCK PURCHASE PLAN?

    The Employee Stock Purchase Plan is intended to provide employees of Exabyte (including any parent company or subsidiary designated by the Board) an opportunity to purchase Exabyte stock at a discounted price. The Plan is designed to retain new employees and provide incentives for current employees to make Exabyte successful.

WHO ADMINISTERS THE PLAN?

    Exabyte's Board administers and has the power to interpret the Plan and rights granted under the Plan. This authority includes the power to determine when and how rights to purchase common stock will be granted, to establish the length of offering periods and the term of offerings, as well as to define eligible employees. The Board may change these terms at any time or delegate its authority to a committee composed of two or more Board members.

HOW IS THE PLAN IMPLEMENTED?

    The Plan is implemented through offerings of rights to eligible employees from time to time. The rights granted under these offerings allow eligible employees to purchase stock through the Plan during offering periods.

HOW LONG ARE OFFERING PERIODS?

    The Board can vary the length of offerings, but no offering period can exceed 27 months. The length of offerings do not need to be identical. Under current offerings, offering periods are six months long.

WHO IS ELIGIBLE TO PURCHASE STOCK UNDER THE PLAN?

    Any employee who is employed by Exabyte, or any parent or subsidiary designated by the Board, for at least 20 hours per week and five months per year. The Board may change the eligibility requirements at any time, but may not require that an employee be continuously employed for more than two years prior to the first day of an offering before he becomes eligible to participate in the Plan. Additionally, the Board may provide that an employee who becomes eligible after the beginning of an offering may be eligible to purchase stock under that offering.

ARE THERE LIMITATIONS ON AN EMPLOYEE'S ELIGIBILITY TO PARTICIPATE IN THE PLAN?

    Yes. An employee who, after the grant of rights under the Plan, would own more than 5% of the total voting power or value of common stock of Exabyte or its parent or subsidiaries may not participate in the Plan.

HOW MANY SHARES ARE SUBJECT TO THE PLAN?

    The Plan, as currently amended, provides for the issuance of up to 1,500,000 shares.

HOW DO EMPLOYEES PARTICIPATE IN THE PLAN?

    Employees must complete and submit an enrollment form authorizing payroll deductions from their base earnings. Following receipt of the form, Exabyte will deduct that amount from the employee's paycheck for the duration of the offering.

HOW MUCH CAN AN EMPLOYEE DEDUCT FROM EARNINGS FOR THE PURCHASE OF STOCK UNDER
  THE PLAN?

    Employees can authorize Exabyte to deduct up to 15% of their base compensation.

HOW IS THE PURCHASE PRICE PER SHARE DETERMINED UNDER THE PLAN?

    The purchase price per share for shares purchased in an offering under the Plan is the lesser of:

    - 85% of the fair market value of Exabyte stock on the first day of the offering, or

    -  85% of the fair market value of Exabyte stock on the date of purchase.

    On March 1, 2000, the closing price of Exabyte common stock reported on the Nasdaq National Market was $7.9375 per share.

HOW DO PAYROLL DEDUCTIONS WORK?

    Exabyte accumulates the participant's payroll deductions until the end of the offering or until the employee terminates his deduction. All payroll deductions made for a participant are credited to his or her account under the Plan and deposited with Exabyte's general funds.

CAN PARTICIPANTS CHANGE THEIR DEDUCTIONS DURING AN OFFERING?

    The Board has the authority to allow participants to increase or reduce their deductions, although under current offerings, changes to deductions are not allowed.

IS THERE A LIMIT ON THE NUMBER OF SHARES A PARTICIPANT CAN PURCHASE UNDER THE
  PLAN?

    Yes. Individual participants may purchase up to $25,000 worth of stock per calendar year (based on the fair market value of Exabyte's stock at the beginning of each offering). The Board has the authority to provide for additional limitations on the number of shares a participant may purchase during offerings.

WHAT HAPPENS IF THE NUMBER OF SHARES TO BE PURCHASED EXCEEDS THE MAXIMUM NUMBER ALLOWED UNDER THE OFFERING?

    The Board will make a pro rata allocation of the shares available in a uniform and equitable manner.

HOW DOES A PARTICIPANT PURCHASE STOCK?

    Unless a participant terminates his participation, the purchase of stock under the Plan occurs automatically on the purchase date at the purchase price, determined as described above.

HOW DOES A PARTICIPANT WITHDRAW FROM AN OFFERING?

    The participant must complete and submit a withdrawal form authorizing Exabyte to terminate his payroll deductions.

IF A PARTICIPANT WITHDRAWS FROM AN OFFERING, ARE HIS PAYROLL DEDUCTIONS
  RETURNED?

    Yes. When a participant withdraws from an offering, Exabyte returns his accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares on behalf of the employee in the offering. By withdrawing, an employee is no longer eligible to purchase stock in that offering.

HOW SOON IS AN EMPLOYEE ELIGIBLE TO PARTICIPATE AFTER WITHDRAWING FROM AN OFFERING?

    Although an employee cannot participate in an offering from which he withdrew, he is eligible to participate in future offerings provided that he remains an eligible employee.

HOW DOES AN EMPLOYEE'S TERMINATION FROM EXABYTE AFFECT HIS PARTICIPATION AND ELIGIBILITY UNDER THE PLAN?

    When an employee's employment is terminated, he immediately becomes ineligible to participate in the Plan. Further, if the employee is enrolled in an offering at the time of his termination, he is immediately and automatically withdrawn from the offering. Any accumulated payroll deductions are returned to the employee without interest.

CAN AN EMPLOYEE TRANSFER HIS RIGHT TO PURCHASE STOCK UNDER THE PLAN?

    No.

WHAT HAPPENS TO THE PLAN IF THERE IS A CHANGE IN EXABYTE'S STOCK?

    If there are changes to Exabyte's stock due to a merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise, the Board will make appropriate adjustments in the classes and number of shares subject to the Plan, as well as the classes, number of shares and price per share of any stock subject to an offering.

HOW IS THE PLAN AFFECTED BY A DISSOLUTION, LIQUIDATION, SPECIFIED MERGER, OR ANY OTHER CAPITAL REORGANIZATION WHERE MORE THAN 50% OF EXABYTE'S STOCK IS EXCHANGED?

    The Board may, in its sole discretion, determine that (1) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (2) such rights may continue in full force and effect, or
(3) participants' accumulated payroll deductions may be used to purchase stock immediately prior to the transaction and the participants' rights under the ongoing offering terminated.

WHEN DOES THE PLAN EXPIRE?

    Although the Board may terminate the Plan at any time, the Plan expires on January 17, 2010.

HOW OFTEN CAN THE BOARD AMEND THE PLAN?

    The Board may amend the Plan at any time.

WHEN ARE STOCKHOLDERS REQUIRED TO APPROVE AMENDMENTS TO THE PLAN?

    Stockholders must approve, within 12 months after adoption by the Board, any amendment to the Plan which:

    -  modifies the eligibility requirements;

    -  increases the number of shares authorized for issuance; or

    - requires stockholder approval under Section 423 of the Internal Revenue Code or Rule 16b-3 under the Securities Exchange Act of 1934.

ARE RIGHTS GRANTED BEFORE AN AMENDMENT OR TERMINATION OF THE PLAN SUBJECT TO THAT AMENDMENT OR TERMINATION?

    No. Any rights granted under the Plan before an amendment or termination will not be altered or impaired without the prior consent of the person to whom such rights were granted.

WHAT ARE THE INCOME TAX CONSEQUENCES TO THE PARTICIPANT FOR RIGHTS GRANTED UNDER
  THE PLAN?

    Rights granted under the Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan that qualifies under Section 423 of the Internal Revenue Code of 1986. Under these provisions, a participant will be taxed on amounts withheld for the purchase of shares under the Plan as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchased shares.

    It is possible that the Internal Revenue Service will, in the future, release guidance to employers requiring employers to treat the discount on stock purchases under employee stock purchase plans as "wages" for purposes of FICA tax. The Internal Revenue Service is currently engaged in audit activity and related litigation in certain areas of the country in which it has advanced this position. If such guidance is issued, Exabyte will be required to withhold amounts from participants' compensation to satisfy its FICA tax withholding obligation.

WHAT ARE THE INCOME TAX CONSEQUENCES OF DISPOSITION OF STOCK PURCHASED UNDER THE
  PLAN?

    If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (1) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (2) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Capital gains currently are generally subject to lower tax rates than ordinary income.

    If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of the disposition. As with the FICA tax withholding described above, the Internal Revenue Service has taken the position in certain audits and related litigation that, following a disqualifying disposition, the excess of the fair market value of stock purchased under an employee stock purchase plan on the exercise date over the exercise price is "wages." If the Internal Revenue Service releases guidance to employers indicating that such amounts are to be treated as wages, and accordingly, that income tax withholding is required with respect to such amounts, Exabyte will be required to withhold amounts from participants' compensation to satisfy this withholding obligation

    The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on the exercise date. Any capital gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

WHAT ARE THE INCOME TAX CONSEQUENCES TO EXABYTE FOR RIGHTS GRANTED AND EXERCISED UNDER THE PLAN?

    None. There are no federal income tax consequences to Exabyte by reason of the grant or exercise of rights under the Plan. Exabyte is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation).

                                   PROPOSAL 3
                          RATIFICATION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS

    The Board has selected PricewaterhouseCoopers LLP as Exabyte's independent accountants for fiscal 2000 (ending December 30, 2000). The Board has directed that we submit this selection for ratification by the stockholders at the Annual Meeting.

    PricewaterhouseCoopers has audited Exabyte's financial statements since Exabyte was first incorporated. We expect a representative of PricewaterhouseCoopers to be present at the Annual Meeting to make a statement if he so desires and to respond to any appropriate questions.

    Stockholder approval of the selection of the accountants is not required by our By-laws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers to the stockholders for approval because it believes it is good corporate practice to do so. If the stockholders fail to approve this proposal, the Board will consider whether to retain PricewaterhouseCoopers, but the final decision rests entirely with the Audit Committee and the Board. Additionally, even if the selection is ratified, the Board may appoint a different independent auditing firm at any time during the year if it determines that doing so would be in the best interests of Exabyte and its stockholders.

    The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter is required to ratify the selection of PricewaterhouseCoopers.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

                         COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Exabyte's directors and executive officers, as well as persons who own more than 10% of Exabyte's common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

    To our knowledge, all such Section 16(a) filing requirements were complied with during fiscal 1999. This statement is based solely on a review of reports furnished to Exabyte and written representations that no other reports were required during fiscal 1999.

                             SECURITY OWNERSHIP OF
                           CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

    The following table provides certain information regarding the ownership of Exabyte's common stock as of March 1, 2000 by:

    -  each director;

    -  each executive officer named in the Summary Compensation Table;

    -  all of Exabyte's executive officers and directors as a group; and

    - all those known to be beneficial owners of more than five percent of Exabyte's common stock.

                                                              BENEFICIAL OWNERSHIP(1)
                                                              ------------------------
                                                               NUMBER OF    PERCENT OF
BENEFICIAL OWNER                                                SHARES        TOTAL
----------------                                              -----------   ----------
First Pacific Advisors, Inc.(2).............................   3,534,000       15.4%
    11400 West Olympic Boulevard
    Suite 1200
    Los Angeles, CA 90064
State of Wisconsin Investment Board(3)......................   1,628,600        7.1%
    P.O. Box 7842
    Madison, WI 53707
Dimensional Fund Advisors Inc.(4)...........................   1,391,300        6.1%
    1299 Ocean Avenue
    11th Floor
    Santa Monica, CA 90401
Heartland Advisors, Inc.(5).................................   1,221,300        5.3%
    789 North Water Street
    Milwaukee, WI 53202
William L. Marriner(6)(7)...................................     419,965       1.81%
Peter D. Behrendt(6)(8).....................................     540,640       2.33%
Stephen C. Johnson(6).......................................       7,000          *
A. Laurence Jones(6)........................................       7,000          *
Thomas E. Pardun(6).........................................      25,000          *
Mark W. Perry(6)............................................      33,000          *
Ralph Z. Sorenson(6)........................................      34,000          *
Stephen F. Smith(6).........................................      69,314          *
Farouk Al-Nasser(6).........................................      66,100          *
Manfred Benecken(6).........................................      51,900          *
Michael P. Koclanes(6)......................................      90,203          *
All executive officers and directors as a group (11
  persons)(9)...............................................   1,344,122       5.63%

 * Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal stockholders and by Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole power to vote and dispose of the shares indicated as beneficially owned. Applicable percentages are based on 22,935,732 shares outstanding on March 1, 2000, adjusted as required by SEC rules.

(2) This information is based on a Schedule 13G, dated February 11, 2000, filed with the SEC by First Pacific Advisors, Inc. ("First Pacific") and a
    Schedule 13G, dated February 11, 2000, filed with the SEC by FPA Capital Fund, Inc. ("FPA"), an investment fund managed by First Pacific. First Pacific is shown to have shared voting power over 1,254,400 shares, sole voting power over no shares and shared dispositive power over all shares. FPA is shown to have sole voting and shared dispositive power over 1,176,600 shares, representing 5.2% of the common stock. First Pacific has advised Exabyte that First Pacific does not have an economic or pecuniary interest in any of the shares reported.

(3) This information is based on a Schedule 13G, dated February 10, 2000, and filed with the SEC by State of Wisconsin Investment Board ("Wisconsin"), a government agency which manages public pension funds. Wisconsin is shown to have sole voting and shared dispositive power over all shares.

(4) This information is based on a Schedule 13G, dated February 4, 2000, and filed with the SEC by Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Dimensional is shown to have sole voting and dispositive power over all shares. Dimensional disclaims beneficial ownership of all shares reported.

(5) This information is based on a Schedule 13G, dated January 12, 2000, filed with the SEC by Heartland Advisors, Inc. ("Heartland"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Heartland is shown to have sole voting power over 467,000 shares and sole dispositive power over all shares.

(6) Includes shares issuable upon the exercise of outstanding stock options that are exercisable within 60 days of March 1, 2000, as follows: Mr. Marriner, 313,000 shares; Mr. Behrendt, 289,300 shares; Mr. Johnson, 7,000 shares;
    Mr. Jones, 7,000 shares; Mr. Pardun, 24,000 shares; Mr. Perry, 29,000 shares; Mr. Sorenson, 34,000 shares; Mr. Smith, 56,400 shares;
    Dr. Al-Nasser, 64,100; Mr. Benecken, 48,100; and Mr. Koclanes, 81,700.

(7) Includes 25,000 shares held by Mr. Marriner's spouse.

(8) Includes 4,420 shares held by Mr. Behrendt's spouse as custodian for the benefit of his children.

(9) Includes shares described in the notes above, as applicable. Excludes shares held by Mr. Huibregtse, a former executive officer of Exabyte.

                        COMPENSATION COMMITTEE REPORT(1)

COMPENSATION COMMITTEE POLICIES

    The Compensation Committee (the "Committee") is composed of Exabyte's five non-employee directors. The Committee is responsible for establishing and administering the policies that govern compensation of executive officers. Due to the increasingly competitive demand for superior executive talent, Exabyte's executive compensation program has been designed to attract, retain, motivate and appropriately reward executive officers capable of leading Exabyte to meet its business objectives and to enhance long-term stockholder value. Compensation for Exabyte's executive officers includes the following key elements:

    -  base salary;

    -  incentive bonus awards; and

    -  stock option awards (long-term compensation).

    Base salary is determined primarily as a function of competitive salary levels. The Committee annually reviews the executive officers' salaries and compares them with the salary levels of executives in similar capacities and industries. The Committee then establishes salary levels for the executive officers based in large part on the results of that review.

    In establishing an executive officer's bonus plan opportunity, the Committee takes into account each executive officer's position and level of responsibility. Incentive bonus award payouts are based upon Exabyte's performance as measured by actual achievement against the annual operating plan approved by the Board of Directors during the previous fiscal year.

    In establishing an executive officer's level of stock option grant, the Committee takes into account the executive officer's performance during the previous fiscal year, his potential to influence the operations of Exabyte in the future and the performance of Exabyte during the previous fiscal year. In particular, the Committee looks at criteria such as Exabyte's financial performance, stock performance, long-term strategic decisions, and response to a rapidly changing competitive environment.

    The Committee does not base its considerations on any single performance factor nor does it specifically assign relative weights to factors, but rather considers a mix of factors and evaluates both Exabyte's and the individual's performance against that mix.

    BASE SALARY: Executive officers' base salaries for the current year are determined annually at the first Committee meeting of that year. To determine the salary level for each executive officer, the Committee evaluates that officer's position and the Radford Study results (described below).

    The Radford Study contains the results of independent surveys comparing the compensation paid to executive officers of companies with revenues between $200 million and $500 million. One survey also includes a separate comparison of 40 companies that are in the computer/peripherals business, including some of Exabyte's competitors. The Committee considers the companies included in the Radford Study, particularly those listed in the smaller survey, to be similar to Exabyte and, therefore, a relevant competitive framework for purposes of compensation decisions. There is little correlation between the companies included in the Radford Study and the companies included in the industry group index used in the Performance Graph.

---------

(1) The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of Exabyte under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

    After careful consideration of the Radford Study and each executive officer's position in January 1999, the Committee approved an average increase in base salary for each of the executive officers in the range of 5%. These adjusted salaries are at the lower range of those salaries reflected in the Radford Study. In July 1999 the Committee looked at compensation levels of the four officers elected for the first time in May 1999 and determined that no change in compensation was necessary.

    INCENTIVE BONUS AWARD: The annual incentive bonus plan for the executive officers is determined at the first Committee meeting of each year and any amounts due under the plan are paid to the executive officers in February of the following year. The amount of bonus paid depends on the level of attainment of pre-tax income targets established by the annual operating plan, which is adopted by the Board at the first meeting of each year.

    Under the 1999 bonus plan, executive officers were eligible to receive up to 100% of their potential bonus to the extent that Exabyte attained pre-tax income levels targeted in the 1999 annual operating plan. Because Exabyte did not achieve at least 50% of the pre-tax income levels targeted in the 1999 annual operating plan, no bonuses were paid to executive officers under the 1999 bonus plan.

    STOCK OPTION AWARDS: The third component of executive compensation is the award of stock options. The Committee has used the grant of options under the Incentive Stock Plan to underscore the common interests of stockholders and management. Options granted to executive officers are intended to provide a continuing financial incentive to maximize long-term value to stockholders and to motivate executive officers to focus on long-term strategic objectives.

    In determining the size of an option to be granted to an executive officer, the Committee takes into account the executive officer's position and level of responsibility within Exabyte, the executive officer's existing stock options and unvested option holdings, the potential reward to the executive officer if the stock price appreciates in the public market, as well as the results of the Radford Study. The Committee believes that long-term incentive compensation should constitute a significant component of compensation for executive officers.

    In addition to the factors listed above, in January 1999, the Committee also assessed each executive officer's individual performance during 1998 and his potential to influence the operations of Exabyte in the future. As a result of these factors, the Committee granted options at levels ranging from 25,000 to 50,000 shares to executive officers to purchase common stock. In July 1999 the Committee assessed the option positions of the newly elected officers and determined that no additional grants would be made. The exercise price for each grant is equal to the closing price of the stock on the date of grant. Exabyte's option grants vest typically over 50 months and are only of value to the extent vested, and only if the stock price has appreciated above the exercise price.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Mr. William L. Marriner's salary, bonus and stock option awards for 1999 follow the policies and methodologies set forth above. Following a review of the information contained in the Radford Study, the Committee approved in January 1999 a 5% increase in Mr. Marriner's base salary to $335,000. Additionally, the Committee awarded Mr. Marriner an option to acquire 50,000 shares, based on a review of Mr. Marriner's current position and responsibilities, his existing stock options, and his potential to influence the operations of Exabyte in the future. For the reasons discussed in the Incentive Bonus Award section above, Mr. Marriner was not awarded a bonus under the 1999 bonus plan.

DEDUCTIBILITY OF COMPENSATION

    Section 162(m) of the Internal Revenue Code of 1986 generally imposes on Exabyte an annual corporate deduction limitation of $1 million on the compensation of certain executive officers. Compensation in excess of $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. Exabyte has not adopted a policy with respect to the treatment of all forms of compensation under Section 162(m) of the Code. However, the Compensation Committee has determined that stock options and rights granted under the Incentive Stock Plan with an exercise price at least equal to the fair market value of Exabyte's common stock on the date of grant should, where practicable, be treated as "performance-based compensation." To that end, the Incentive Stock Plan provides that no employee may be granted stock options under the Incentive Stock Plan during a calendar year to purchase in excess of 500,000 shares of common stock.

COMPENSATION COMMITTEE:        MARK W. PERRY, CHAIRMAN
                               RALPH Z. SORENSON              THOMAS E. PARDUN
                               STEPHEN C. JOHNSON             A. LAURENCE JONES

                           COMPENSATION OF DIRECTORS

    Each director who is not an employee of Exabyte receives $15,000 as an annual retainer for his services as a director. In addition, non-employee directors receive $1,500 for each Board meeting they attend in person and $250 for each committee meeting they attend in person, as well as for each telephone Board meeting in which they participate. Non-employee directors received an aggregate of $148,500 for their services rendered to Exabyte during fiscal 1999. Non-employee directors are also reimbursed for out-of-pocket travel expenses in connection with their attendance at Board meetings. These fees have remained unchanged from the previous year.

    Non-employee directors also receive options under the Incentive Stock Plan. On January 27th of each fiscal year, each non-employee director who has been a non-employee director for at least three months is automatically granted an option to purchase 5,000 shares of common stock. Each newly elected non-employee director, upon initial election to the Board, receives an option to purchase 10,000 shares. The exercise price of these options equals the fair market value of the stock on the date of grant. The options vest at the rate of 2% per month beginning one month following the date of grant. Directors are also eligible to receive discretionary grants of options under the Incentive Stock Plan. During fiscal 1999, options covering an aggregate of 40,000 shares were granted to non-employee directors as a group with a weighted average exercise price per share of $5.992. Of the options granted to directors, grants covering an aggregate of 10,000 shares were discretionary grants.

                            SUMMARY OF COMPENSATION

    The following table provides, for fiscal 1999 (ended January 1, 2000), fiscal 1998 (ended January 2, 1999) and fiscal 1997 (ended January 3, 1998), certain summary information concerning compensation paid to or earned by Exabyte's Chief Executive Officer and each of the other executive officers at the end of fiscal 1999, and one former executive officer who ceased employment with Exabyte during fiscal 1999 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                                     ANNUAL           ------------
                                                                  COMPENSATION         SECURITIES
                                                             ----------------------    UNDERLYING     ALL OTHER
                                                             SALARY ($)   BONUS ($)     OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION                         YEAR        (1)        (2)(3)        (#)(4)         ($)(5)
---------------------------                       --------   ----------   ---------   ------------   ------------
William L. Marriner.............................    1999       333,461        0           50,000          5,325
  Chairman of the Board,                            1998       325,384        0           50,000          5,376
  Chief Executive Officer                           1997       266,442        0          130,000          4,820
  & President

Stephen F. Smith................................    1999       199,230        0           30,000          6,142
  Vice President, Chief                             1998       198,923        0           40,000          5,081
  Financial Officer, General                        1997       147,182        0            5,000          5,081
  Counsel & Secretary

Farouk Al-Nasser(6).............................    1999       238,844        0           40,000          8,392
  Vice President, General
  Manager Data Storage
  Products

Manfred Benecken(6).............................    1999       197,115        0           30,000          2,268
  Vice President, General
  Manager Quality and
  Support Services

Michael P. Koclanes(6)(7).......................    1999       213,461        0           40,000          4,810
  President, Chief Executive
  Officer CreekPath
  Systems, Inc.

Bruce Huibregtse(8).............................    1999       178,186        0           35,000        151,250
  Former Senior Vice
  President Marketing

------------

(1) Includes amounts earned but deferred at the election of the Named Executive Officers under the 401(k) plan.

(2) Bonus amounts shown are paid to Named Executive Officers in February of the following year.

(3) As permitted by SEC rules, we have not shown amounts for certain perquisites where the amounts do not exceed the lesser of 10% of bonus plus salary or $50,000.

(4) We have not granted any SARs or restricted stock awards.

(5) Includes matching payments by Exabyte under the 401(k) plan for 1999 as follows: Mr. Marriner, $4,000; Mr. Smith, $4,000; Dr. Al-Nasser, $4,000; Mr. Benecken, $0; Mr. Koclanes, $4,000; and Mr. Huibregtse, $4,000. Also includes the dollar value of executive life insurance premiums paid by Exabyte in 1999 for the benefit of the Named Executive Officers as follows:
    Mr. Marriner, $1,325; Mr. Smith, $2,142; Dr. Al-Nasser, $4,392;
    Mr. Benecken, $2,268; Mr. Koclanes, $810; and Mr. Huibregtse, $800. Also includes $136,450 in termination benefits paid to Mr. Huibregtse in 1999.

(6) Messrs. Al-Nasser, Benecken and Koclanes were elected as executive officers on May 10, 1999. Prior to that date, they did not serve as executive officers.

(7) On January 17, 2000, Mr. Koclanes was appointed President, CEO of CreekPath Systems, Inc., a wholly-owned subsidiary of Exabyte formed on December 6, 1999. Prior to that date, Mr. Koclanes served as Vice President, General Manager of Exabyte's Storage Solutions division.

(8) Mr. Huibregtse was elected as an executive officer on May 10, 1999. As a result of Exabyte's 1999 restructuring efforts, his position was eliminated in August 1999.

                           OFFICER SEVERANCE PROGRAM

    Exabyte has a severance program under which officers and other specified employees are eligible to receive severance payments in the event their employment is terminated within one year after certain changes in control of Exabyte. The amounts payable under the severance program vary depending upon the position of the terminated officer or employee. The severance program limits the amount payable to up to 12 months of compensation and further provides for the accelerated vesting of outstanding stock options held by the terminated officer or employee.

                              INCENTIVE STOCK PLAN

    The Board adopted the Incentive Stock Plan in January 1987. As a result of a series of amendments, as of March 1, 2000 there were 9,500,000 shares of common stock authorized for issuance under the Incentive Stock Plan. The Incentive Stock Plan provides for the grant of both incentive stock options (which generally have a favorable tax treatment) and non-statutory stock options to employees, directors and consultants. These grants are made at the discretion of the Board. The Incentive Stock Plan also provides for the non-discretionary grant of non-statutory stock options to our non-employee directors.

    As of March 1, 2000, options to purchase 3,073,130 shares were outstanding under the Incentive Stock Plan and 2,688,320 shares were available for future grant.

                              STOCK OPTION GRANTS

    The following table contains information for fiscal 1999 concerning the grant of stock options under the Incentive Stock Plan to the Named Executive
Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS
                                 ------------------------------------------------    POTENTIAL REALIZABLE
                                 NUMBER OF    % OF TOTAL                               VALUE AT ASSUMED
                                 SECURITIES    OPTIONS                               ANNUAL RATES OF STOCK
                                 UNDERLYING   GRANTED TO                            PRICE APPRECIATION FOR
                                  OPTIONS     EMPLOYEES    EXERCISE                     OPTION TERM(3)
                                  GRANTED     IN FISCAL      PRICE     EXPIRATION   -----------------------
NAME                               (#)(1)      YEAR(2)      ($/SH)        DATE       5% ($)        10% ($)
----                             ----------   ----------   ---------   ----------   --------      ---------
William L. Marriner............    50,000        3.52         5.50       1/29/09    172,946         438,279
Stephen F. Smith...............    30,000        2.10         5.50       1/29/09    103,767         262,967
Farouk Al-Nasser...............    30,000        2.10         5.50       1/29/09    103,767         262,967
                                   10,000        0.70         5.50       1/29/09     34,589          87,655
Manfred Benecken...............    30,000        2.10         5.50       1/29/09    103,767         262,967
Michael P. Koclanes............    30,000        2.10         5.50       1/29/09    103,767         262,967
                                   10,000        0.70         5.50       1/29/09     34,589          87,655
Bruce Huibregtse(4)............    30,000        2.10         5.50       11/4/99      6,269          12,469
                                    5,000        0.35         5.50       11/4/99      1,044           2,078

------------

(1) Exabyte does not have a plan that provides for the issuance of SARs. Options under the Incentive Stock Plan generally vest at the rate of 2% of the total grant per month, beginning one month from the date of grant, for a period of 50 months. Options may be either non-statutory or incentive stock options. The exercise price of options granted under the Incentive Stock Plan must be at least equal to the fair market value of the common stock on the date of grant. Options granted to executive officers and certain members of management are subject to an agreement with Exabyte which provides that, upon a change of control, options will fully vest unless the Board directs otherwise. The Board may not reprice options granted under the Incentive Stock Plan.

(2) Based on options granted to employees during fiscal 1999 to purchase 1,422,250 shares.

(3) The potential realizable value is based on the term of the option at the date of grant (10 years in each case, with the exception of Mr. Huibregtse's options). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term, and that the option is exercised and sold on the last day of the option term for the appreciated stock price. These amounts represent certain assumed rates of appreciation only, in accordance with SEC rules, and do not reflect our estimate or projection of future stock price performance. Actual gains, if any, are dependent on the actual future performance of Exabyte's common stock. The amounts reflected in this table may never be achieved.

(4) As a result of Mr. Huibregtse's termination on August 6, 1999, his options expired on November 4, 1999.

                     OPTION EXERCISES AND YEAR-END HOLDINGS

    The following table provides information concerning the exercise of options during fiscal 1999 and unexercised options held as of the end of fiscal 1999 for the Named Executive Officers:

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                               NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                                             OPTIONS AT FY-END (#)(1)        AT FY-END ($)(2)
                            SHARES ACQUIRED      VALUE       -------------------------   -------------------------
NAME                        ON EXERCISE(#)    REALIZED ($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                        ---------------   ------------   -------------------------   -------------------------
William L. Marriner.......         0               0            287,400/112,800             36,375/94,875
Stephen F. Smith..........         0               0             47,400/46,900              24,700/60,300
Farouk Al-Nasser..........         0               0             51,300/63,700              25,506/71,681
Manfred Benecken..........         0               0             38,600/46,400              21,106/56,081
Michael P. Koclanes.......         0               0             73,200/54,300              25,506/71,681
Bruce Huibregtse(3).......         0               0                  0/0                        0/0

------------

(1) Includes both "in-the-money" and "out-of-the-money" options. "In-the-money" options are options with exercise prices below the market price of Exabyte's common stock on January 1, 2000.

(2) Fair market value of Exabyte's common stock on January 1, 2000 ($7.50, based on the closing sales price reported on the Nasdaq National Market) less the exercise price of the option.

(3) As a result of Mr. Huibregtse's termination on August 6, 1999, his options expired on November 4, 1999.

                              PERFORMANCE GRAPH(1)
              COMPARISON OF CUMULATIVE TOTAL RETURN ON INVESTMENT
                           AMONG EXABYTE CORPORATION,
                          NASDAQ MARKET INDEX AND THE
                   NASDAQ COMPUTER MANUFACTURER STOCKS INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           1994    1995    1996    1997    1998    1999
Exabyte Corp                              100.00   68.42   63.16   32.75   25.73    35.09
NASDAQ Computer Manufacturer Stock Index  100.00  157.45  217.56  264.04  553.26  1167.01
NASDAQ Market Index                       100.00  129.71  161.18  197.16  278.08   490.46

                   ASSUMES $100 INVESTED ON DECEMBER 31, 1994
                         ASSUMES DIVIDEND REINVESTMENT
                       FISCAL YEAR ENDED JANUARY 1, 2000

---------

(1) The material in this chart is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of Exabyte under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                                 OTHER MATTERS

    The Board knows of no other proposals that will be presented for consideration at the Annual Meeting. If any other proposals are properly brought before the Annual Meeting, the proxy holders intend to vote on such proposals in accordance with their best judgment.

                                                  By Order of the Board of
                                                  Directors

                                                  [SIGNATURE]

                                                  Stephen F. Smith
                                                  CORPORATE SECRETARY

A COPY OF EXABYTE'S 1999 ANNUAL REPORT TO THE SEC ON FORM 10-K IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: KAREN CRYDERMAN, INVESTOR RELATIONS, EXABYTE CORPORATION, 1685 38TH STREET, BOULDER, COLORADO 80301.

                                  DETACH HERE

                                     PROXY

                              EXABYTE CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON APRIL 28, 2000

    The undersigned hereby appoints William L. Marriner and Stephen F. Smith, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Exabyte Corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices, 1685 38th Street, Boulder, Colorado 80301 on Friday, April 28, 2000 at 9 a.m., and at any and all continuations, postponements and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

    ON THE REVERSE SIDE OF THIS CARD ARE INSTRUCTIONS ON HOW TO GRANT YOUR PROXY BY TELEPHONE OR OVER THE INTERNET, AS PERMITTED BY DELAWARE LAW. THE NAMED PROXIES ARE AUTHORIZED TO VOTE YOUR SHARES AS IF YOU MAILED IN YOUR COMPLETED PROXY CARD.

SEE REVERSE               CONTINUED ON REVERSE SIDE               SEE REVERSE
   SIDE                                                              SIDE

EXABYTE CORPORATION

c/o EquiServe
P.O. Box 8040
Boston, MA 02266-8040

VOTE BY TELEPHONE                      VOTE BY INTERNET

It's fast, convenient, and immediate!  It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone   is immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:          Follow these four easy steps:

1. Read the accompanying Proxy         1. Read the accompanying Proxy
   Statement and Proxy Card.              Statement and Proxy Card.

2. Call the toll-free number           2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).       http://www.eproxyvote.com/exbt.
   For shareholders residing outside
   the United States call collect on   3. Enter your 14-digit Control Number
   a touch-tone phone 1-201-536-8073.     located on your Proxy Card above
                                          your name.
3. Enter your 14-digit Control Number
   located on your Proxy Card above    4. Follow the instructions provided.
   your name.

4. Follow the recorded instructions.


YOUR VOTE IS IMPORTANT!                YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!           Go to http://www.eproxyvote.com/exbt
                                       anytime!


   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                                  DETACH HERE

/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


  MANAGEMENT RECOMMENDS A VOTE FOR THE NAMED NOMINEE AND FOR PROPOSALS 2 AND 3.

Unless a contrary direction is indicated, this proxy will be voted FOR the nominee listed in proposal 1 and FOR proposals 2 and 3 as more specifically described in the accompanying Proxy Statement. If specific instructions are indicated, this proxy will be voted in accordance with those instructions.

1. To elect one director to hold office until the 2003 Annual Meeting of Stockholders.
    NOMINEE: William L. Mariner
                                       WITHHELD
             FOR      / /        / /     FROM
           NOMINEE                      NOMINEE

2. To approve amendments to the Company's Employee Stock Purchase Plan, including an increase in the number of authorized shares by 500,000.

                        FOR         AGAINST         ABSTAIN
                        / /           / /             / /

3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 30, 2000.

                        FOR         AGAINST         ABSTAIN
                        / /           / /             / /

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                           / /

Please sign exactly as your name appears on this card. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Signature:                Date:          Signature:                 Date:
          ---------------      ------              ----------------      ------